Events after the reporting period	12 Months Ended
Dec. 31, 2018
Events after the reporting period
Events after the reporting period

28    Events after the reporting period

(a)   Dividend distribution

On February 15, 2019, the Board of Directors approved, subject to ratification by the Company’s shareholders at its upcoming annual meeting, a dividend distribution in the amount of USD 0.525494 cents per common share, equivalent to approximately USD 70,000, to be paid in cash to the Company’s shareholders on record at March 14, 2019. The dividends are expected to be paid on March 28, 2019.

(b)   Peruvian income tax assessment

On January 2019, the Company was assessed by the Peruvian tax authorities concerning its income tax calculation in the amount USD 37,809. The likelihood of loss is considered possible and no provision was recognized at December 31, 2018.